Exhibit 99.2

FOR IMMEDIATE RELEASE

For more information contact:

Susan Martin, Media Contact

310-231-4142 or smartin@kbhome.com

Or

Katoiya Marshall, Investor Relations Contact

310-893-7446 or kmarshall@kbhome.com

KB Home Announces Offering of Senior Notes

LOS ANGELES (October 15, 2013) — KB Home (NYSE: KBH), one of the nation’s largest and most recognized homebuilders, today announced that it has commenced a public offering for $350 million in aggregate principal amount of senior notes due 2021. Credit Suisse Securities (USA) LLC, BofA Merrill Lynch, Citigroup Global Markets Inc. and Deutsche Bank Securities Inc. are acting as joint book-running managers for the notes offering.

KB Home intends to apply a portion of the net proceeds from the senior notes offering toward (i) the payment of the purchase price of notes validly tendered and accepted for purchase in cash tender offers for any and all of its outstanding 5 3⁄4% Senior Notes due 2014 (the “2014 Notes”), any and all of its outstanding 5 7⁄8% Senior Notes due 2015 (the “5 7⁄8% 2015 Notes”, and together with the 2014 Notes, the “Redeemable Notes”), and up to $37.0 million in aggregate principal amount of its outstanding 6 1⁄4% Senior Notes due 2015, including the payment of unpaid interest and any applicable early tender premiums offered for each series of notes pursuant to the terms of the tender offers and (ii) at KB Home’s option, the redemption of any Redeemable Notes not purchased in the tender offers. The remaining net proceeds will be used for general corporate purposes.

The senior notes offering is being made pursuant to an effective shelf registration statement that KB Home has on file with the Securities and Exchange Commission (“SEC”). A copy of the prospectus supplements and accompanying prospectus describing the offering, when available, may be obtained by visiting EDGAR on the SEC’s website at www.sec.gov or by contacting Credit Suisse at the following address: Attention: Prospectus Department, One Madison Avenue, New York, New York 10010, e-mail: newyork.prospectus@credit-suisse.com or toll free at (800) 221-1037, BofA Merrill Lynch at the following address: Attention: Prospectus Department, 222 Broadway, New York, NY 10038, or email: dg.prospectus_requests@baml.com or toll free at 1-800-294-1322, Citigroup Global Markets Inc.at the following address: Attention: Citigroup, Brooklyn Army Terminal, 140 58th Street, 8th Floor, Brooklyn, New York 11220 or toll free at 1-877-858-5407 or Deutsche Bank Securities Inc. at the following address: Attention: Leveraged Debt Capital Markets, 60 Wall Street, 2nd Floor, New York, NY 10005 or toll free at 1-800-503-4611.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy these securities, nor shall there be any sale of such securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. The senior notes offering is being made only by means of the prospectus supplements and accompanying prospectus.

About KB Home

KB Home is one of the largest and most recognized homebuilding companies in the United States. Since its founding in 1957, the company has built more than half a million quality homes. KB Home’s signature Built to Order™ approach lets each buyer customize their new home from lot location to floor plan and design features. In addition to meeting strict ENERGY STAR® guidelines, all KB homes are highly energy efficient to help lower monthly utility costs for homeowners, which the company demonstrates with its proprietary KB Home Energy Performance Guide® (EPG®). A leader in utilizing state-of-the-art sustainable building practices, KB Home was named the #1 Green Homebuilder in the most recent study by Calvert Investments and the #1 Homebuilder on FORTUNE magazine’s 2011 World’s Most Admired Companies list. Los Angeles-based KB Home was the first homebuilder listed on the New York Stock Exchange, and trades under the ticker symbol “KBH.” For more information about KB Home’s new home communities, call 888-KB-Homes or visit www.kbhome.com

Forward-Looking and Cautionary Statements

Certain matters discussed in this press release, including any statements that are predictive in nature or concern future market and economic conditions, business and prospects, our future financial and operational performance, or our future actions and their expected results are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are based on current expectations and projections about future events and are not guarantees of future performance. We do not have a specific policy or intent of updating or revising forward-looking statements. Actual events and results may differ materially from those expressed or forecasted in forward-looking statements due to a number of factors. The most important risk factors that could cause our actual performance and future events and actions to differ materially from such forward-looking statements include, but are not limited to the following: general economic, employment and business conditions; population growth, household formations and demographic trends; adverse market conditions, including an increased supply of unsold homes, declining home prices and greater foreclosure and short sale activity, among other things, that could negatively affect our consolidated financial statements, including due to additional impairment or land option contract abandonment charges, lower revenues and operating and other losses; conditions in the capital, credit and financial markets (including residential consumer mortgage lending standards, the availability of residential consumer mortgage financing and mortgage foreclosure rates); material prices and availability; labor costs and availability; changes in interest rates; inflation; our debt level, including our ratio of debt to total capital, and our ability to adjust our debt level, maturity schedule and structure and to access the equity, credit, capital or other financial markets or other external financing sources, including raising capital through the public or private issuance of common stock, debt or other securities, and/or project financing, on favorable terms; our compliance with the terms and covenants of our revolving credit facility; weak or declining consumer confidence, either generally or specifically with respect to purchasing homes; competition for home sales from other sellers of new and resale homes, including lenders and other sellers of homes obtained through foreclosures or short sales; weather conditions, significant natural disasters and other environmental factors; government actions, policies, programs and regulations directed at or affecting the housing market (including the Dodd-Frank Act, tax credits, tax incentives and/or subsidies for home purchases, tax deductions for mortgage interest payments and property taxes, tax exemptions for profits on home sales, and programs intended to modify existing mortgage loans and to prevent mortgage foreclosures), the homebuilding industry, or construction activities; decisions by lawmakers on federal fiscal policies, including those relating to taxation and government spending; a failure or prolonged delay by Congress and the President to approve a budget or continuing appropriation legislation to fund the operations of the federal government and/or to improve an increase in the aggregate amount of debt the federal government can borrow, the availability and cost of land in desirable areas; our warranty claims experience with respect to homes previously delivered and actual warranty costs incurred, including our warranty claims and costs experience at certain of our communities in Florida; legal or regulatory proceedings or claims; our ability to use/realize the net deferred tax assets we have generated; our ability to successfully implement our current and planned strategies and initiatives with respect to product, geographic and market positioning (including our efforts to expand our inventory base/pipeline with desirable land positions or interests at reasonable cost and to expand our community count, open additional new home communities for sales and sell higher-priced homes and more design options, and our operational and investment concentration in markets in California), revenue growth, asset optimization, asset activation, local field management and talent investment, and overhead reduction and cost management; consumer traffic to our new home communities and consumer interest in our product designs and offerings, particularly from higher-income consumers; cancellations and our ability to realize our backlog by converting net orders to home deliveries; our home sales and delivery performance, particularly in key markets in California; the manner in which our homebuyers are offered and whether they are able to obtain residential consumer mortgage loans and mortgage banking services, including from our preferred mortgage lender, Nationstar Mortgage; the performance of Nationstar Mortgage as our preferred mortgage lender; the ability of Home Community Mortgage to become operational in all of our served markets as and by the time currently anticipated; information technology failures and data security breaches; the possibility that the proposed offer and sale of unsecured senior debt securities to fund the purchase of the applicable Notes in the applicable Tender Offers and, if we so elect at our option, the redemption of any redeemable Notes not purchased in the applicable Tender Offer will not close timely, or at all; and other events outside of our control. Please see our periodic reports and other filings with the Securities and Exchange Commission for a further discussion of these and other risks and uncertainties applicable to our business.

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